SMITH BARNEY MONEY FUNDS, INC.
(the "Fund")

Supplement to Prospectus dated February 16, 1996



In order to provide the Investment Manager with additional investment flexibility, The Fund's Board of Directors approved the following supplemental changes to the Fund's investment policies by amending the Section of the Prospectus entitled "Investment Objectives and Policies-Bank Obligations" as follows:

(1) the previously authorized investment in time deposits is expanded to permit the Fund to invest in term time deposits with an ultimate maturity of six months and;

(2) the list of foreign bank branches through which the Fund may invest in fixed time deposits of foreign banks is expanded to include London branches of foreign banksq.













Supplement dated : December 18, 1996

FD________